UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 10, 2025

HIGH ROLLER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

001-42202

(Commission File Number)

Delaware	87-4159815
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101

(Address of principal executive offices, with zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2025, High Roller Technologies, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Operating Officer

On November 10, 2025, the Board of Directors of the Company appointed Jake Francis age 43 as Chief Operating Officer of the Company, effective November 12, 2025.

Mr. Francis, previously served as a consultant to the Company since October, 2025, providing operations support services. Mr. Francis brings nearly two decades of technical, regulatory, and operational experience to the Company’s leadership team. Prior to joining the Company, Mr. Francis served as Senior Vice President of Operations for BlueBet from March 2022 to March 2025, Director of Internet Gaming Compliance at Hard Rock Hotel & Casino in Atlantic City from February 2018 to March 2019, worked in risk management at NYX Gaming Group from November 2014 to February 2018, and Senior Director, Operations at Penn Entertainment from March 2007 to January 2014.

Mr. Francis holds a M.B.A. in Business Strategy from the Fox School of Business at Temple University, a B.S. in Marketing from Lehigh University, and is a Certified Six Sigma Black Belt (CSSBB).

There are no arrangements or understandings between Mr. Francis and any other person pursuant to which he was appointed as Chief Operating Officer of the Company. There are no family relationships between Mr. Francis and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

[Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company, dated November 12, 2025, relating to Mr. Francis’ appointment as the Chief Operating Officer of the Company is attached hereto as Exhibit 99.2 to this Form 8-K.

The information under this Item 7.01 and the press release attached to this Form 8-K as Exhibit 99.2 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of the registrant, dated November 11, 2025
99.2	Press Release of the registrant, dated November 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH ROLLER TECHNOLOGIES, INC.

Date: November 12, 2025	By:	/s/ Adam Felman
Adam Felman Chief Financial Officer